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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        -------------------------------


        Date of Report (Date of earliest event reported): June 28, 2002


                             ABRAMS INDUSTRIES, INC.
               (Exact name of Registrant as Specified in Charter)



                    GEORGIA                  0-10146                            58-0522129
                    -------                  -------                            ----------
          (State of Incorporation)   (Commission File Number)  (I.R.S. Employer Identification Number)


    1945 THE EXCHANGE, SUITE 300, ATLANTA, GEORGIA              30339-2029
    -----------------------------------------------             ----------
         (Address of Principal Executive Offices)               (Zip Code)

                                 (770) 953-0304
                                 --------------
              (Registrant's telephone number, including area code)


================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 28, 2002, a wholly-owned subsidiary of Abrams Industries, Inc., (together referred to as the "Company"), completed the sale of its Merchants Crossing of Englewood shopping center (the "center") to Merchants Crossing Partners, LLC, a Delaware limited liability company, for $14,050,000. The approximately 214,000 square foot center is located in Englewood, Florida. Net cash proceeds were approximately $1,109,000 after deducting:

         -        $12,266,000 for the repayment of the mortgage note payable;

         -        $38,000 for security deposits; and

         - $637,000 for closing costs and prorations (these amounts are subject to final resolution.)

The purchaser is unaffiliated with the Company and the transaction was negotiated at arms-length. In negotiating the sales price, the Company considered, among other factors:

         -        the shopping center's historical and anticipated cash flows;

         -        the tenants in the center and their remaining lease terms;

         -        the condition and location of the shopping center; and

         -        current market conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

         Not applicable.

(b)      Pro Forma Financial Statements

         (1) Pro forma condensed consolidated balance sheet as of January 31, 2002 (unaudited).

         (2) Pro forma consolidated statements of operations for the nine months ended January 31, 2002, (unaudited) and for the year ended April 30, 2001 (unaudited).

(c)      Exhibits

         None.

ABRAMS INDUSTRIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
JANUARY 31, 2002
(UNAUDITED)

This unaudited pro forma consolidated balance sheet is presented as if the Company had completed the sale of the center on January 31, 2002. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been at January 31, 2002, nor does it purport to represent the future financial position of the Company.


                                                                      (DOLLARS IN THOUSANDS)

                                                                            PRO FORMA
                                                           (A)             ADJUSTMENTS             PRO FORMA
                                                       HISTORICAL          FOR THE SALE           CONSOLIDATED
                                                       ----------         --------------          ------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                            $  5,082             $  1,126(B)             $  6,208
  Receivables, net                                       16,126                   --                  16,126
  Costs and earnings in excess of billings                1,135                   --                   1,135
  Property held for sale                                 12,507              (12,507)(C)                  --
  Deferred income taxes                                     864                   --                     864
  Other                                                   1,219                   --                   1,219
                                                       --------             --------                --------
     Total current assets                                36,933              (11,381)                 25,552
                                                       --------             --------                --------

INCOME PRODUCING PROPERTIES, NET                         26,392                   --                  26,392
PROPERTY AND EQUIPMENT, NET                                 697                   --                     697
REAL ESTATE HELD FOR FUTURE
  SALE OR DEVELOPMENT                                    23,556                   --                  23,556
OTHER ASSETS:
   Intangible assets, net                                 2,283                   --                   2,283
   Goodwill                                               1,742                   --                   1,742
   Other                                                  2,678                   --                   2,678
                                                       --------             --------                --------
                                                       $ 94,281             $(11,381)               $ 82,900
                                                       ========             ========                ========

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES
   Trade and subcontractors payables                   $  9,611             $     --                $  9,611
   Billings in excess of costs and earnings               1,298                   --                   1,298
   Accrued expenses                                         953                  381(D)                1,334
   Current maturities of long-term debt                  13,788              (12,249)(E)               1,539
                                                       --------             --------                --------
      Total current liabilities                          25,650              (11,868)                 13,782
                                                       --------             --------                --------

DEFERRED INCOME TAXES                                     4,513                   --                   4,513
OTHER LIABILITIES                                         3,912                 (134)(F)               3,778
MORTGAGE NOTES PAYABLE                                   20,166                   --                  20,166
OTHER LONG-TERM DEBT                                     16,550                   --                  16,550
                                                       --------             --------                --------
       Total liabilities                                 70,791              (12,002)                 58,789
                                                       --------             --------                --------
COMMITMENT AND CONTINGENCIES
SHAREHOLDERS' EQUITY
   Common stock                                           3,054                   --                   3,054
   Additional paid-in capital                             2,135                   --                   2,135
   Deferred stock compensation                              (25)                  --                     (25)
   Retained earnings                                     18,985                  621(G)               19,606
   Treasury stock                                          (659)                  --                    (659)
                                                       --------             --------                --------
      Total shareholders' equity                         23,490                  621                  24,111
                                                       --------             --------                --------
                                                       $ 94,281             $(11,381)               $ 82,900
                                                       ========             ========                ========

Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Reflects the unaudited historical consolidated balance sheet of Abrams Industries, Inc. as of January 31, 2002.

(B) Reflects the net sale proceeds of $1,126,000 from the sale of the center on June 28, 2002 (pro forma as of January 31, 2002).

(C) Reflects a decrease of the net book value of the center as of January 31, 2002 which was sold on June 28, 2002.

(D) Reflects the current tax liability on the gain on the sale at a combined federal and state tax rate of 38%.

(E) Reflects a decrease for the $12,249,000 mortgage note payable as of January 31, 2002.

(F) Reflects the decrease of the security deposits as a result of the sale of the center and prorations related to the sale.

(G) Represents a gain of $621,000 (pro forma as of January 31, 2002) on the sale of the center.

ABRAMS INDUSTRIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JANUARY 31, 2002
(UNAUDITED)

This unaudited pro forma consolidated statement of operations is presented as if the Company had completed the sale of the center on May 1, 2001. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual financial position would have been for the nine months ended January 31, 2002, nor does it purport to represent the results of operations for future periods.

                                                                    (DOLLARS IN THOUSANDS, except per share amounts)

                                                                                         (B)
                                                                                      PRO FORMA
                                                                  (A)                ADJUSTMENTS              PRO FORMA
                                                              HISTORICAL             FOR THE SALE            CONSOLIDATED
                                                              -----------             -----------            ------------
REVENUES
  Construction                                                $    85,293             $        --             $    85,293
  Rental income                                                    10,012                  (1,512)                  8,500
  Real estate sales                                                   465                      --                     465
  Energy management                                                 2,350                      --                   2,350
                                                              -----------             -----------             -----------
                                                                   98,120                  (1,512)                 96,608

  Interest                                                            154                      --                     154
  Other                                                                53                      --                      53
                                                              -----------             -----------             -----------
                                                                   98,327                  (1,512)                 96,815
                                                              -----------             -----------             -----------
COSTS AND EXPENSES
  Applicable to REVENUES -
  Construction                                                     82,962                      --                  82,962
  Rental property operating expense, excluding
     interest                                                       5,346                    (452)                  4,894
  Cost of real estate sold                                            406                      --                     406
  Energy management                                                 1,358                      --                   1,358
                                                              -----------             -----------             -----------
                                                                   90,072                    (452)                 89,620
Selling, general and administrative
  Construction                                                      2,261                      --                   2,261
  Real estate                                                         385                      --                     385
  Energy management                                                   994                      --                     994
  Parent                                                            1,804                      --                   1,804
                                                              -----------             -----------             -----------
                                                                    5,444                      --                   5,444

Interest                                                            3,379                    (886)                  2,493
                                                              -----------             -----------             -----------

                                                                   98,895                  (1,338)                 97,557
                                                              -----------             -----------             -----------

LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                                                (568)                   (174)                   (742)

INCOME TAX BENEFIT                                                   (253)                    (69)                   (322)
                                                              -----------             -----------             -----------

LOSS FROM CONTINUING OPERATIONS                               $      (315)            $      (105)            $      (420)
                                                              ===========             ===========             ===========


NET LOSS PER SHARE FROM:
      Continuing operations - Basic and Diluted               $     (0.11)            $     (0.04)            $     (0.15)
                                                              ===========             ===========             ===========

Weighted average common shares - basic and diluted              2,931,498               2,931,498               2,931,498

Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the unaudited historical consolidated statement of operations of Abrams Industries, Inc. for the nine months ended January 31, 2002.

(B) Reflects the historical statement of operations for the center for the nine months ended January 31, 2002.

ABRAMS INDUSTRIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR YEAR ENDED APRIL 30, 2001
(UNAUDITED)

This unaudited pro forma consolidated statement of operations is presented as if the Company had completed the sale of the center on May 1, 2000. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual financial position would have been for the fiscal year ended April 30, 2001, nor does it purport to represent the results of operations for future periods.


                                                              (DOLLARS IN THOUSANDS, except per share amounts)

                                                                                     (B)
                                                                                  PRO FORMA
                                                                (A)              ADJUSTMENTS             PRO FORMA
                                                            HISTORICAL           FOR THE SALE          CONSOLIDATED
                                                            -----------          -------------         ------------
REVENUES
  Construction                                              $   141,118                    --           $  141,118
  Rental income                                                  12,957                (1,965)              10,992
  Interest                                                          481                    --                  481
  Other                                                              51                    --                   51
                                                            -----------           -----------           ----------
                                                                154,607                (1,965)             152,642
                                                            -----------           -----------           ----------
COSTS AND EXPENSES
  Applicable to REVENUES -
  Construction                                                  131,821                    --              131,821
  Rental property operating expense, excluding
     interest                                                     7,254                  (693)               6,561
                                                            -----------           -----------           ----------
                                                                139,075                  (693)             138,382

Selling, general and administrative                               9,860                    --                9,860

Interest                                                          5,051                (1,184)               3,867
                                                            -----------           -----------           ----------

                                                                153,986                (1,877)             152,109
                                                            -----------           -----------           ----------

EARNINGS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                                               621                   (88)                 533

INCOME TAX EXPENSE                                                  245                   (34)                 211
                                                            -----------           -----------           ----------

NET EARNINGS FROM CONTINUING OPERATIONS                     $       376           $       (54)          $      322
                                                            ===========           ===========           ==========

NET EARNINGS PER SHARE FROM:
  Continuing operations - Basic and Diluted                 $      0.13           $     (0.02)          $     0.11
                                                            ===========           ===========           ==========

Weighted average common shares - basic and diluted            2,938,504             2,938,504            2,938,504


Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the unaudited historical consolidated statement of operations of Abrams Industries, Inc. for the twelve months ended April 30, 2001.

(B) Reflects the historical statement of operations for the center for the twelve months ended April 30, 2001.

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ABRAMS INDUSTRIES, INC.

Dated:  July 11, 2002                       By: /s/ Melinda S. Garrett
                                                ----------------------
                                                   Melinda S. Garrett
                                                   Chief Financial Officer